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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    JUNE 24, 1999



                               CISCO SYSTEMS, INC.
               (Exact name of registrant as specified in charter)

       CALIFORNIA                       0-18225                  77-0059951
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)

170 WEST TASMAN DRIVE, SAN JOSE, CALIFORNIA                           95134-1706
 (Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code:  (408) 526-4000

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ITEM 5. OTHER EVENTS

     On June 24, 1999 Cisco Systems, Inc. (the "Registrant") acquired GeoTel Communications Corporation, a Delaware corporation ("GeoTel") under the terms of a merger whereby shares of the Registrant's Common Stock with an aggregate value of approximately $1.9 billion were exchanged for all of the outstanding shares and options of GeoTel. A copy of the press release issued by the Registrant on June 24, 1999 concerning the foregoing transaction is filed herewith as Exhibit
20.1 and is incorporated herein by reference.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Exhibits.

          20.1 Press Release of Registrant, dated June 24, 1999, announcing the closing of Registrant's acquisition of GeoTel.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CISCO SYSTEMS, INC.


Dated:  July 2, 1999                 By: /s/ LARRY R. CARTER
                                         -------------------------------------
                                         Larry R. Carter, Senior Vice President,
                                         Finance and Administration,
                                         Chief Financial Officer and Secretary


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                                  EXHIBIT INDEX

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
Exhibit
Number                            Description of Document
-------                           -----------------------
20.1 Press Release of Registrant, dated June 24, 1999, announcing the closing of Registrant's acquisition of GeoTel.
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